SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Termination of President and Chief Executive Officer

On November 5, 2026, David A. Dodd was terminated as President and Chief Executive Officer of the GeoVax Labs, Inc. (the “Company”), effective immediately. Mr. Dodd remains a director of the Company and the Chairman of the Board of Directors.

On November 5, 2026, the Board of Directors determined to terminate Mr. Dodd’s employment, effective immediately, and to treat the termination as a termination for “Cause” as defined in the Employment Agreement between the Company and Mr. Dodd, dated September 1, 2018 (the “Employment Agreement”). The Board of Directors based this determination on Mr. Dodd’s refusal to comply with Board-approved directives. Whether “Cause” existed under the Employment Agreement has not been determined by any court or arbitrator, and Mr. Dodd may dispute the Board’s determination and assert that he is entitled to the severance compensation and other benefits payable under the Employment Agreement upon a termination without Cause.

Pursuant to the Employment Agreement, because the Company has treated Mr. Dodd’s employment as having been terminated for “Cause” (as defined in the Employment Agreement), the Company does not intend to pay Mr. Dodd the severance compensation or other benefits payable under the Employment Agreement upon a termination without Cause or a resignation for Good Reason, including (a) the cash payment equal to three times his then base salary and then target annual bonus and (b) the full vesting of all stock options held by him. The termination of Mr. Dodd’s employment does not terminate the Company’s obligation to make payments to Mr. Dodd for services performed and expenses incurred prior to the date of termination, and Mr. Dodd’s right to payment of his unpaid deferred compensation under the Employment Agreement survives the termination of his employment without regard to the reason therefor. Under the terms of the Company’s stock incentive plans and the applicable award agreements, stock options held by a participant whose service is terminated for Cause, whether vested or unvested, generally lapse and cease to be exercisable as of the termination date, as determined by the plan administrator. If Mr. Dodd were to dispute the Board’s determination and it were ultimately determined that his employment was not terminated for Cause, the Company could be required to pay the severance compensation described above, including the cash payment equal to three times his then base salary and then target annual bonus, and to accelerate the full vesting of his stock options, and could incur additional costs and expenses.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2018, and is incorporated herein by reference.

Mr. Dodd’s termination is unrelated to the Company’s business operations, financial results, or previously filed financial statements.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not statements of historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance on the safe harbor protections provided by the Private Securities Litigation Reform Act of 1995. The words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Actual results may differ materially from those included in these statements due to a variety of factors, including whether: GeoVax is able to obtain acceptable results from ongoing or future clinical trials of its investigational products, GeoVax’s immuno-oncology products and preventative vaccines can provoke the desired responses, and those products or vaccines can be used effectively, GeoVax’s viral vector technology adequately amplifies immune responses to cancer antigens, GeoVax can develop and manufacture its immuno-oncology products and preventative vaccines with the desired characteristics in a timely manner, GeoVax’s immuno-oncology products and preventative vaccines will be safe for human use, GeoVax’s vaccines will effectively prevent targeted infections in humans, GeoVax’s immuno-oncology products and preventative vaccines will receive regulatory approvals necessary to be licensed and marketed, GeoVax raises required capital to complete development, there is development of competitive products that may be more effective or easier to use than GeoVax’s products, GeoVax will be able to enter into favorable manufacturing and distribution agreements, GeoVax is able to regain and maintain compliance with Nasdaq continued listing requirements, the timing of initiation and completion of the GEO-MVA Phase 3 trial and of any EMA marketing authorization, GeoVax’s ability to continue as a going concern, whether Mr. Dodd disputes or challenges the Board’s determination that his employment was terminated for “Cause,” Mr. Dodd commences litigation or arbitration, or otherwise asserts claims against the Company, arising out of or relating to the termination of his employment, the Company becomes obligated to pay severance compensation, including a cash payment equal to three times Mr. Dodd’s base salary and target annual bonus, and to accelerate the vesting of his stock options, the Company incurs significant legal fees, settlement payments, or other costs in connection with any such dispute, the termination and any related dispute result in negative publicity or reputational harm, or adversely affect the Company’s operations, management transition, or relationships with investors, employees, collaborators, or the Lender, and the Company is able to identify, appoint, and retain a qualified permanent principal executive officer on a timely basis.

Further information on the Company’s risk factors is contained in its periodic reports on Form 10-Q and Form 10-K that it has filed and will file with the SEC. Any forward-looking statement made by the Company herein speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits
Exhibit No.	Description
10.1
Employment Agreement between GeoVax Labs, Inc. and David A. Dodd, effective September 1, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2018)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer